EXHIBIT 10.3

OTHER FIRST LIEN SECURED PARTY CONSENT

September 11, 2009

The undersigned is the Authorized Representative for Persons wishing to become Secured Parties (the “New Secured Parties”) under the Amended and Restated Guaranty and Pledge Agreement dated as of January 28, 2008 and as amended and restated as of June 10, 2009 (as heretofore amended and/or supplemented, the “Guaranty and Pledge Agreement” (terms used without definition herein have the meanings assigned to such term in the Guaranty and Pledge Agreement)) among Harrah’s Entertainment, Inc. and Bank of America, N.A., as Collateral Agent (the “Agent”).

In consideration of the foregoing, the undersigned hereby:

(i) represents that the Authorized Representative has been duly authorized by the New Secured Parties pursuant to Section 11.02(d) of the Base Indenture to become a party to the First Lien Intercreditor Agreement on behalf of the New Secured Parties under that Indenture, dated as of June 10, 2009 (the “Base Indenture”), by and among Harrah’s Escrow Corporation (“Escrow Corp.”), Harrah’s Operating Escrow LLC (together with Escrow Corp., the “Escrow Issuers”), Harrah’s Entertainment, Inc. (“HET”), as guarantor, and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a supplemental indenture, dated June 10, 2009, among Harrah’s Operating Company, Inc. (the “Issuer”) and the Trustee, pursuant to which the Issuer assumed the obligations of the Escrow Issuers under the Base Indenture, and a second supplemental indenture, to be entered into as of the date hereof, among the Issuer, HET and the Trustee (the “New Secured Obligation”) and to act as the Authorized Representative for the New Secured Parties;

(ii) acknowledges that the Authorized Representative has received a copy of the Guaranty and Pledge Agreement and the First Lien Intercreditor Agreement;

(iii) appoints and authorizes the Agent to take such action as agent on its behalf and on behalf of all other Secured Parties and to exercise such powers under the Guaranty and Pledge Agreement and First Lien Intercreditor Agreement as are delegated to the Agent by the terms thereof, together with all such powers as are reasonably incidental thereto;

(iv) accepts and acknowledges the terms of the First Lien Intercreditor Agreement applicable to it and the New Secured Parties and agrees to serve as Authorized Representative for the New Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to holders of Other First Lien Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof (including, without limitation, Section 2.02(b) thereof) as fully as if it had been a Secured Party on the effective date of the First Lien Intercreditor Agreement and agrees that its address for receiving notices pursuant to the Guaranty and Pledge Agreement and the First Lien Intercreditor Agreement shall be as follows:

U.S. Bank National Association EP-MN-WS3C 60 Livingston Avenue St. Paul, MN 55107-1419 Attention: Corporate Trust Services Raymond S. Haverstock

(v) confirms the authority of the Agent to enter into the Security Documents on its behalf and on behalf of the New Secured Parties and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to it and the New Secured Parties as fully as if it had been a party to each such agreement on behalf of itself and the New Secured Parties.

For the avoidance of doubt, it is acknowledged and agreed that this Other First Lien Secured Party Consent shall constitute a “Security Document” as defined in the Base Indenture.

The Agent, by acknowledging and agreeing to this Other First Lien Secured Party Consent, accepts the appointment set forth in clause (iii) above.

THIS OTHER FIRST LIEN SECURED PARTY CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Other First Lien Secured Party Consent to be duly executed by its authorized officer as of the date and year first set forth above.

U.S. BANK NATIONAL ASSOCIATION, AS AUTHORIZED REPRESENTATIVE

By:	/s/ Raymond S. Haverstock
Name:	Raymond S. Haverstock
Title:	Vice President

ACKNOWLEDGED AND AGREED:

BANK OF AMERICA, N.A., AS COLLATERAL AGENT

By:	/s/ John McCusker
Name:	John McCusker
Title:	Managing Director

HARRAH’S ENTERTAINMENT, INC.

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President, Chief Financial Officer and Treasurer